Exhibit 25.1
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                             -------------------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                             -------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                       FIRST TRUST OF NEW YORK, NATIONAL
                     ASSOCIATION (Exact name of trustee as
                           specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


        100 Wall Street, New York, NY                             10005
    (Address of principal executive offices)                    (Zip Code)

                             -------------------

                           For information, contact:
                         Terry L. McRoberts, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                               New York, NY 10005
                           Telephone: (212) 361-2500

                             -------------------

                                 BRUNO'S, INC.
              (Exact name of obligor as specified in its charter)

            Alabama                                    63-0411801
 (State or other jurisdiction of                   (I. R. S. Employer
  incorporation or organization)                   Identification No.)

         Bruno's Inc.
         800 Lakeshore Parkway
         Brimingham, Alabama                              35211
         (205) 940-9400
Address of principal executive offices)                 (Zip Code)

                             -------------------

                            SENIOR DEBT SECURITIES

Item 1.           General Information.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Name                               Address
                           ----                               -------

                  Comptroller of the Currency             Washington, D. C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.            List of Exhibits.

         Exhibit 1. Articles of Association of First Trust of New York,
                    National Association,  incorporated herein by reference to
                    Exhibit 1 of Form T-1, Registration No. 33-83774.

         Exhibit 2. Certificate of Authority to Commence Business for First
                    Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4. By-Laws of First Trust of New York, National Association,
                    Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

         Exhibit 5. Not applicable.

         Exhibit 6. Consent of First Trust of New York, National
                    Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

         Exhibit 7. Report of Condition of First Trust of New York,
                    National Association, as of the close of business on March 31, 1995, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8. Not applicable.

         Exhibit 9. Not applicable.





                                   SIGNATURE


                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of July, 1995.

                                              FIRST TRUST OF NEW YORK,
                                                NATIONAL ASSOCIATION



                                              By:   /s/ David K. Leverich
                                                 -------------------------------
                                                    David K. Leverich
                                                    Vice President

                                                                     Exhibit 7
                                                                     ---------

                         First Trust of New York, N. A.
                        Statement of Financial Condition
                                 As of 3/31/95
                                    ($000's)

                                                                     3/31/95
                                                                 --------------
Assets
     Cash and Due From Depository Institutions                      $27,498
     Federal Reserve Stock                                            3,150
     Fixed Assets                                                       890
     Intangible Assets                                               70,954
     Other Assets                                                     3,911
                                                                 --------------
         Total Assets                                              $106,403
                                                                 --------------
                                                                 --------------

Liabilities
     Other Liabilities                                                1,822
                                                                 --------------
     Total Liabilities                                                1,822

Equity
     Common and Preferred Stock                                       1,000
     Surplus                                                        104,000
     Undivided Profits                                                 (419)
                                                                 --------------
         Total Equity Capital                                       104,581

Total Liabilities and Equity Capital                               $106,403
                                                                 --------------
                                                                 --------------


To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.



By:    /s/ David K. Leverich
- -------------------------------------
         Vice President

Date:  July 12, 1995